================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2002



                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-24787               51-0310342
(State of other jurisdiction     (Commission File Number)    (IRS Employer of
        incorporation)                                      Identification No.)



      2828 NORTH HASKELL AVENUE, DALLAS, TEXAS                     75204
       (Address of principal executive offices)                  (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

================================================================================

ITEM 9.   REGULATION FD DISCLOSURE

         Affiliated Computer Services, Inc. ("ACS") hereby furnishes the following information under this Item 9. Pursuant to the rules and regulations of the Securities and Exchange Commission, such information is not deemed to be filed thereunder.

         ACS hereby confirms recent newspaper articles, including quotes by ACS officers, that it is in on-going discussions with Procter & Gamble Co. ("P&G") concerning the possible acquisition by ACS of P&G's shared services division, which currently provides certain back office services to P&G, including information technology, employee services, workplace services, and some parts of purchasing and accounting operations, and a possible long-term outsourcing contract with P&G pursuant to which ACS would provide such services to P&G on a post-acquisition basis.

         Notwithstanding the foregoing, ACS and P&G have not entered into a letter of intent or agreement in principle concerning any such transaction and agreement and there can be no assurance that any such transaction or agreement will occur. If ACS and P&G determine to proceed with any such transaction or agreement, the definitive documentation would not be finalized for several months.

         Furnished herewith as Exhibits 99.1, 99.2, 99.3 and 99.4 are certain news articles that have recently appeared concerning the foregoing matters.

Exhibit
Number            Description
-------           -----------
  99.1     Article titled "EDS Withdraws Bid for Contract From P&G, Citing Heavy
           Risks" in the Wall Street Journal, dated July 2, 2002.

  99.2     Article titled "Affiliated Computer Services in Talks to Buy P&G's
           Back-Office Operations" in the Wall Street Journal, dated July 3,
           2002.

  99.3     Article titled "Procter & Gamble pact with ACS likely" in the Dallas
           Morning News, dated July 4, 2002.

  99.4     Article titled "Affiliated Is Nearing Deal to Buy P&G's Back-Office
           Operations" in the Wall Street Journal, dated July 5, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AFFILIATED COMPUTER SERVICES, INC.


                                       By: /s/ Warren D. Edwards
                                          --------------------------------------
                                          Name:  Warren D. Edwards
                                          Title: Executive Vice President and
                                                 Chief Financial Officer




Date:  July 8, 2002

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99.1     Article titled "EDS Withdraws Bid for Contract From P&G, Citing Heavy
           Risks" in the Wall Street Journal, dated July 2, 2002.

  99.2     Article titled "Affiliated Computer Services in Talks to Buy P&G's
           Back-Office Operations" in the Wall Street Journal, dated July 3,
           2002.

  99.3     Article titled "Procter & Gamble pact with ACS likely" in the Dallas
           Morning News, dated July 4, 2002.

  99.4     Article titled "Affiliated Is Nearing Deal to Buy P&G's Back-Office
           Operations" in the Wall Street Journal, dated July 5, 2002.